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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2001



                           KILROY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



           Maryland                           Commission File Number:               95-4598246
  (State or other jurisdiction                       1-12675                     (I.R.S. Employer
of incorporation or organization)                                                Identification No.)
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      2250 East Imperial Highway, Suite 1200, El Segundo, California 90245
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (310) 563-5500

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ITEM 9.      REGULATION FD DISCLOSURE

  On April 30, 2001 the Company issued a press release announcing its earnings for the quarter ended March 31, 2001 and made publicly available certain supplemental information. The supplemental information is attached to this current report as Exhibit 99.1, and the press release is attached to this current report as Exhibit 99.2, and each are incorporated by reference to this report.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            KILROY REALTY CORPORATION


Date: April 30, 2001

                                  By:         /s/   Ann Marie Whitney
                                            -----------------------------
                                            Ann Marie Whitney
                                            Senior Vice-President and Controller
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                                 EXHIBIT INDEX

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
 Exhibit
 Number       Description
---------     ------------
  99.1*      First Quarter 2001 Supplemental Financial Report for the Quarter Ended March 31, 2001.
  99.2*      Press Release dated April 30, 2001.
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*  Filed herewith.